UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2004

Instinet Group Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32717	13-4134098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Times Square, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-310-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 23, 2004, Instinet Group Incorporated (“Instinet”) issued a press release announcing the election of Robin J. Josephs to Instinet’s Board of Directors. Ms. Josephs was elected to Instinet’s Board of Directors on November 17, 2004 with her appointment to be effective January 1, 2005. Ms. Josephs is expected to serve on the Audit and Compensation Committees of Instinet’s Board of Directors. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number	Description
99.1	Press Release of Instinet Group Incorporated issued November 23, 2004: Instinet Group Board Elects New Member

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

INSTINET GROUP INCORPORATED
Registrant
Date: November 23, 2004
	By:	/s/ Edward J. Nicoll
Edward J. Nicoll
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Instinet Group Incorporated issued November 23, 2004: Instinet Group Board Elects New Member